EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael McManus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Rx Technologies Corp. on Form 10-Q for the period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Rx Technologies Corp.

Dated: October 15, 2010
/s/ Michael McManus
Michael McManus,
President and principal executive officer

A signed original of this written statement required by Section 906 has been provided to Rx Technologies Corp. and will be retained by Rx Technologies Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.